UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (203) 890-0557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 10, 2024, Reed’s, Inc., a Delaware corporation (“Reed’s” or the “company”) closed its Private Investment in Public Equity (“PIPE”) for purchase and sale of an aggregate of 4,000,000 shares (the “Shares”) of common stock, $0.0001 par value per share (“common stock”), pursuant to a Securities Purchase Agreement dated September 9, 2024 (“Purchase Agreement”). The PIPE was authorized by the board of directors (the “Board”) of Reed’s on March 27, 2024 for the purchase and sale of the Shares at the purchase price of $1.50 for aggregate offering proceeds of $6 million, and subsequent funding was unanimously authorized by the by the Board on September 3, 2024.D&D Source of Life Holding Ltd. (“D&D”) was the lead investor in the PIPE, investing $1,903,192 in cash and $3,000,000 through the automatic conversion of its outstanding Simple Investment in Future Equity (“SAFEs”). The balance was subscribed through the automatic conversion of SAFEs held by John J. Bello, the Reed’s Chairman, and Union Square Park Partners, LP.

The Purchase Agreement includes standard representations, warranties and covenants of the company and investors and also provides for the payment, by Reed’s, of customary penalties and liquidated damages in the event of legend removal failure. The Shares are registrable pursuant to a registration rights agreement (the “Registration Rights Agreement”) dated September 10, 2024. Reed’s agreed to file a registration statement on Form S-1 to register for resale the Shares within 45 days of the closing of the PIPE. The company is subject to penalties and liquidated damages in the event it does not meet certain filing requirements and deadlines set forth in the Registration Rights Agreement.

Reed’s intends to use the net proceeds from the PIPE for general working capital and general corporate purposes.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above related to the PIPE are incorporated by reference into this Item 3.02. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosures set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

In connection with the PIPE more fully described in Item 1.01, on September 10, 2024, D&D subscribed for an aggregate of 3,268,795 shares of common stock. Prior to the PIPE, D&D was already the company’s largest stockholder, beneficially holding 31.5% shares of common stock and the convertible SAFE in the amount of $3,000,000. At the closing, D&D became a beneficial holder of 55.4% shares of common stock, which is calculated assuming exercise of 232,108 currently exercisable warrants to purchase common stock. D&D did not obtain any director designation rights pursuant to the PIPE. D&D however holds director designation rights pursuant to its prior contractual agreements with the company, more specifically as described hereinbelow.

D&D’s subscription in the PIPE was paid through automatic conversion of its SAFE in the principal amount of $3,000,000 with the balance of $1,903,192 paid in cash. D&D has confirmed that the source of cash funds for its investments in the PIPE and SAFE is general working capital of D&D.

Shufen Deng, Vice Chairman of the Company, is the sole principal of D&D and has voting and dispositive control over the shares of common stock held by D&D. Ms. Deng was appointed as director on July 7, 2023 and subsequently appointed Vice Chairman of the Board and Chairman of Asian Operations on February 8, 2024. Ms. Deng was elected to continue to serve as director at the Company’s 2023 Annual Meeting of Stockholders. Randle Lee Edwards was elected to the Board at the company’s 2023 Annual Stockholders’ meeting on December 12, 2024. Ms. Deng was elected to continue to serve as director at the Company’s 2023 Annual Meeting of Stockholders. D&D has the right to designate one additional independent director.

Transaction History

D&D was the lead investor in Reed’s PIPE transaction which closed on March 25, 2023. As part of the PIPE transaction, the parties entered into a shareholders agreement dated May 25, 2023 (“Shareholder Agreement”), pursuant to which Reed’s agreed to support D&D’s nomination of up to two board designees, one of which was required to be an independent director.

Further, pursuant to the Shareholder Agreement, (i) D&D was granted customary preemptive rights to purchase its pro rata portion of the equity securities offered by the company from time to time and (ii) the parties agreed to cooperate on a joint venture to introduce and market Reed’s products in the Asian market, with particular focus on the Greater China Area, and to develop a new Omega-3 beverage product.

Subsequently, D&D invested $3,000,000 in the Company’s SAFE vehicles. Pursuant to its SAFE, (i) D&D’s director designation rights were reaffirmed and expanded to include one additional independent director, (ii) Shufen Deng was named Vice-Chairman of the Board and (iii) Randle Lee Edwards was designated as an independent director designee. D&D’s director designation rights continue so long as D&D beneficially owns 25% or more of the company’s issued and outstanding common stock. The size of the Board was limited to 9 members.

The foregoing descriptions of the SAFEs. the Purchase Agreement, the Registration Rights Agreement and the Shareholder Agreement are qualified by reference to the full text of such agreements, which are attached to this Current Report on Form 8-K as Exhibits 4.1-4.3, 10.1, 10.2 and 10.3, respectively and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description

4.1	Simple Agreement for Future Equity by and between Reed’s, Inc. and D&D Source of Life Holding Ltd. dated February 8, 2024 which is incorporated by reference to Exhibit 4.7 to Form 10-K as filed with the SEC on April 1, 2024.

4.2	Simple Agreement for Future Equity by and between Reed’s, Inc. and John J. Bello dated March 7, 2024 which is incorporated by reference to Exhibit 4.8 to Form 10-K as filed with the SEC on April 1, 2024.

4.3	Simple Agreement for Future Equity by and between Reed’s, Inc. and Union Square Park Partners LP dated February 8, 2024 which is incorporated by reference to Exhibit 4.9 to Form 10-K as filed with the SEC on April 1, 2024.

10.1	Securities Purchase Agreement dated September 9, 2024

10.2	Registration Rights Agreement date September 9, 2024

10.3	Shareholders Agreement dated May 25, 2023 by and between Reed’s, Inc. and D&D Source of Life Holding Ltd. which is incorporated by reference to Exhibit 10.2 to Form 8-K filed with the SEC on May 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: September 13, 2024	By:	/s/ Norman E. Snyder, Jr.
Norman E. Snyder, Jr.,
Chief Executive Officer